---------------------------------------------------
STEIN ROE ADVISOR GROWTH STOCK FUND   Annual report
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[GRAPHIC OMITTED]

September 30, 1998

                                    Not FDIC  May Lose Value
                                     Insured  No Bank Guarantee

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                               PRESIDENT'S MESSAGE
                               TO OUR SHAREHOLDERS

                                                                         [PHOTO]

We are pleased to present this annual report for Stein Roe Advisor Growth Stock Fund. This report covers the 12 months ended September 30, 1998.

What goes up...

Until July, it appeared as if the equity markets were set to deliver another year of record gains. Growth was supported by low inflation, consumer confidence and a strong dollar. Money flooded the equity markets as domestic and international investors sought to participate in what they hoped would be another record year for the U.S. stock market. Through its high point on July 17, the equity market was up 25.54 percent year-to-date as measured by the S&P 500 Index, following a period of average annual gains of more than 30 percent for the past three fiscal years.*

By the end of August, however, we were reminded that what goes up comes down, as equity markets gave back all of their gains for the year, much during a dramatic one-day drop of 512 points, or 6.4 percent on August 31. At the end of September (the end of the Fund's fiscal year), the Dow Jones Industrials Average, at 7842.62, was 0.3 percent below where it was twelve months before.

What happened

The reason for the retreat had its roots primarily in overseas events. Southeast Asia continued to suffer economic and financial crises throughout the year. Then in August, Asian woes spread to other developing nations as Latin American markets suffered and the Russian ruble devalued. This created selling pressure in U.S. markets as investors feared that economic crises in developing nations could stifle our economy, which is dependent, in part on healthy markets for exported goods. Moreover, concerns about the sustainability of U.S. corporate earnings and the level of interest rates heightened fears about a possible slowdown in growth. The confluence of these negative forces overwhelmed U.S. markets in August and September, creating the resulting weak market returns noted above.

Back from the depths

Then on October 15, 1998, the Federal Reserve took the unusual step of lowering two key interest rates between its regular meetings. This catalyzed a significant market rally, which was sustained by generally better-than-expected third quarter financial results reported by many major U.S. companies. As of the writing of this letter, markets have recovered considerably from their August 31 lows, although not to the levels reached prior to that date.
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                                        2
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Looking forward

No one knows for certain what lies ahead for the U.S. equity markets. What we can assess is that the Asian problems appear to have a ways to go before they are fully resolved and that the continued durability of corporate earnings may have further implications for the equity markets. In addition, many market observers believe that, following extraordinary gains in 1995, 1996 and 1997, the S&P 500 Index* will likely begin to deliver returns more in line with historical trends.

A reminder of risk

In our experience, market declines, while unsettling, are normal. While the recent market volatility has reminded us of the significance of market downturns, it also should remind us that history has shown that investors can lose opportunities when they bail out of the market. In fact, about the only thing worse than experiencing a bear market is missing out on the potential that a bull market will follow. While past performance cannot predict future results, it is important to note that long-term growth investors have not lost money in any 15-year period of the stock market's existence, as represented by the S&P 500.+ As always, we look forward to serving your investment needs.

Sincerely,


/s/ Thomas W. Butch

Thomas W. Butch
President
October 26, 1998

* The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of widely held, large-capitalization U.S. stocks. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

+ Used with permission. (C) 1997. Ibbotson Associates, Inc. All rights reserved. (Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.)

     Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.
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                                        3
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                           PORTFOLIO MANAGEMENT REPORT

Erik Gustafson is portfolio manager of Stein Roe Advisor Growth Stock Fund and SR&F Growth Stock Portfolio.

How did the Fund perform?

The Fund's Class A shares had a total return of 5.67 percent(1) for this fiscal year ended September 30, 1998, based on net asset value. The Fund outperformed the Lipper growth fund peer group average return of negative 1.44 percent.(2)

What influenced the Fund's performance?

For most of the year, large-cap growth companies produced strong returns. The S&P 500 gained 22 percent from September 30, 1997, through mid-July 1998. Then the markets corrected due to continued emerging market concerns, political problems surrounding President Clinton and general global deflation worries. Although large-cap growth stocks continued to perform ahead of all other equity groups, all equity markets suffered.

Do you believe the recent correction will change investor sentiment?

The markets often react strongly to short-term events. Markets are forward-looking which means they react according to the way investors believe the economy will grow and function in future months. Historically, when the economy has looked uncertain or slow, the markets have gone down. However, with no significant indications of recession in the United States and firm prospects for economic growth over the long term, investor sentiment should remain positive.

In what areas are the portfolio's investments focused?

We continue to find what we think are attractive investment opportunities in large-cap U.S. growth companies. We favor sectors that will benefit from the demographic aging of the U.S. populace -- mainly health care and financial services. The health care companies we have the most confidence in are American Home Products, Eli Lilly and Pfizer (3.2 percent, 3.7 percent and 3.6 percent of total net assets, respectively). In financial services, we favor

Top Ten Equity Holdings
--------------------------------------------------------------------------------
1. Cisco Systems ...............5.1%
2. Paychex......................4.2%
3. Lucent Technologies..........3.8%
4. Microsoft....................3.8%
5. Eli Lilly &Company...........3.7%
6. MCI WorldCom  ...............3.7%
7. Pfizer.......................3.6%
8. TimeWarner...................3.6%
9. Intel .......................3.5%
10. Fannie Mae..................3.5%

Holdings are calculated as a percentage of the total net assets of the SR&F Growth Stock Portfolio. Because the Portfolio is actively managed, there can be no guarantee the Portfolio will continue to hold these securities in the future.
--------------------------------------------------------------------------------


                                        4
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Travelers Group and American International Group (2.6 percent and 3.2 percent, respectively). We have faith that these companies will be able to meet their earnings expectations and continue to grow for the next several years. We also continue to favor certain companies in the technology area, specifically, telecommunications and information services companies such as Cisco Systems, Lucent Technologies, Tellabs and Microsoft (5.1 percent, 3.8 percent, 2.4 percent and 3.8 percent of total net assets, respectively). We believe that the Internet and global networking will continue to shape the world and that companies in these industries will benefit from demand for new products.

Did any of the portfolio's holdings suffer form international turmoil?

Many of the leading U.S. multinational companies held by the portfolio have a substantial presence in Asia and therefore have been negatively influenced by the crisis in that region. For example, Coca-Cola (2.1 percent of total net

--------------------------------------------------------------------------------
Sector Breakdown

[PIE CHART OMITTED]

Technology: .......................27%
Consumer Non-Cyclical:.............25%
Financial: ........................19%
Consumer Cyclical: ................13%
Industrial: .......................10%
Utilities: .........................4%
Energy: ............................2%

     Sectors are calculated as a percentage of the total equity holdings of the SR&F Growth Stock Portfolio. Because the Portfolio is actively managed, there can be no guarantee the Portfolio will continue to maintain this sector allocation. The sector classifications on this page are based upon the Adviser's defined criteria as used in the investment process.
--------------------------------------------------------------------------------

assets) earns about 75 percent of its profits overseas. When global economies are under pressure, a company with this level of exposure will inevitably suffer. Financial services holdings with direct exposure to Asia were also hurt, and technology companies that rely on trade with Asia lost value due to slower demand.

However, we balance out global exposure with strong positions in domestic companies that are less affected by world economies crises. For example, one of the portfolio's largest sectors, drug and health care companies, continued to provide strong returns because people's need for medicine is constant. And as baby boomers age, their demand for health care products and services should increase.

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                                        5
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Did you sell holdings when the markets declined?

We did not lose confidence and participate in the sell-off. We believe that the strength of the companies in our portfolio may allow for a strong rebound when markets come back.

Any thoughts about what lies ahead?

Economic growth is slowing around the world. This should support a further interest rate reduction by the Federal Reserve Board. Historically, lower interest rates have improved the valuations of large-cap growth stocks. Therefore, we remain optimistic about the growth prospects of large-cap companies.

(1) Stein Roe Advisor Growth Stock Fund invests all of its investable assets in SR&F Growth Stock Portfolio, which has the same investment objective and substantially the same investment policies as the Fund. The Fund commenced operations on 2/14/97, but until 10/15/97 offered only the shares that are now designated as Class K shares. The historical performance of Class K shares for the period prior to 2/14/97, and the historical performance of each other class of shares for the period prior to 10/15/97, is based on the performance of SR&F Growth Stock Portfolio and its predecessor, restated to reflect the sales charges, the 12b-1 fees and other expenses applicable to that class as set forth in the prospectus under "Fee Table," without giving effect to any fee waivers described therein and assuming reinvestment of all dividends and capital gains. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

(2) Source: Lipper Analytical Services, Inc. Lipper rankings are based on the Lipper Growth Funds category. For the twelve-month period ended September 30, 1998, the Fund's Class Kshares ranked in the 2nd quartile (273rd out of 934 funds).

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price at net asset value (NAV) and reinvestment of income and capital gains distributions. The S&P 500 is and unmanaged group of stocks that differs from the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., a monitor of mutual fund performance, the average annual returns for the Fund's growth fund peer group for the one-, five- and 10-year periods ended September 30, 1998, were -1.44 percent, 14.35 percent and 14.56 percent, respectively.
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                                        6
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                     Stein Roe Advisor Growth Stock Fund vs.
                         The Standard & Poor's 500 Index
                Change in Value of $10,000 from 9/30/88 - 9/30/98
                       Class A Shares Based on NAV and POP

[The following table was originally a mountain graph in the printed materials.]

                                     Class A

                                                         Hypothetical
                                                          Investment
                      POP           NAV                 of $10,000 in:
                     Value         Value
Period               w/Load      w/out Load       S&P 500 Monthly Reinvested
------               ------      ----------       --------------------------

09/30/88              9,425        10,000                  $10,000
12/31/88              9,468        10,046                  $10,308
03/31/89             10,183        10,804                  $11,039
06/30/89             11,256        11,943                  $12,011
09/30/89             12,631        13,401                  $13,295
12/31/89             12,791        13,571                  $13,569
03/31/90             12,496        13,258                  $13,160
06/30/90             14,483        15,366                  $13,986
09/30/90             12,069        12,805                  $12,067
12/31/90             12,871        13,656                  $13,147
03/31/91             14,947        15,859                  $15,053
06/30/91             15,093        16,014                  $15,017
09/30/91             16,442        17,445                  $15,819
12/31/91             18,736        19,879                  $17,143
03/31/92             17,917        19,010                  $16,711
06/30/92             17,607        18,681                  $17,028
09/30/92             18,749        19,893                  $17,565
12/31/92             20,219        21,452                  $18,448
03/31/93             19,762        20,967                  $19,253
06/30/93             19,305        20,483                  $19,345
09/30/93             19,646        20,844                  $19,843
12/31/93             20,731        21,996                  $20,303
03/31/94             19,518        20,709                  $19,534
06/30/94             18,935        20,090                  $19,616
09/30/94             19,998        21,218                  $20,573
12/31/94             19,889        21,102                  $20,570
03/31/95             21,314        22,614                  $22,570
06/30/95             23,226        24,643                  $24,722
09/30/95             25,556        27,115                  $26,685
12/31/95             26,895        28,536                  $28,290
03/31/96             28,141        29,858                  $29,808
06/30/96             29,996        31,826                  $31,145
09/30/96             30,841        32,722                  $32,108
12/31/96             32,429        34,407                  $34,782
03/31/97             32,324        34,296                  $35,716
06/30/97             38,799        41,166                  $41,946
09/30/97             40,927        43,424                  $45,087
12/31/97             43,212        45,848                  $46,382
03/31/98             47,968        50,895                  $52,847
06/30/98             50,895        54,000                  $54,601
09/30/98             43,248        45,887                  $49,182

Cumulative Return    358.87%       358.87%

Cumulative Return
 Based on $10,000    338.23%       358.87%

                 Growth of a $10,000 investment made on 9/30/88

                                  As of 9/30/98

--------------------------------------------------------------------------------
      Class A           Class B                 Class C             Class K
NAV          POP      NAV      w/CDSC        NAV       w/CDSC         NAV
--------------------------------------------------------------------------------
$45,887    $43,248   $42,773   $42,773       $42,700   $42,700       $45,941
--------------------------------------------------------------------------------

                          Average Annual Total Returns
                            As of September 30, 1998

                Class A               Class B             Class C       Class K
Inception      10/15/97              10/15/97            10/15/97       2/14/97
              NAV     POP         NAV     w/CDSC      NAV     w/CDSC      NAV
1 Year         5.67%  (0.40)%      4.93%   (0.07)%     4.75%   3.75%      5.33%
5 Years       17.10   15.72       16.27    16.05      16.23   16.23      17.06
10 Years      16.46   15.77       15.19    15.19      15.62   15.16      16.47

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Stein Roe Advisor Growth Stock Fund invests all of its investable assets in SR&F Growth Stock Portfolio, which has the same investment objective and substantially the same investment policies as the Fund. The Fund commenced operations on 2/14/97, but until 10/15/97 offered only the shares that are now designated as Class K shares. The historical performance of Class K shares for the period prior to 2/14/97, and the historical performance of each other class of shares for the period prior to 10/15/97, is based on the performance of SR&F Growth Stock Portfolio and its predecessor, restated to reflect the sales charges, the 12b-1 fees and other expenses applicable to that class as set forth in the prospectus under "Fee Table," without giving effect to any fee waivers described therein and assuming reinvestment of all dividends and capital gains. Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Adviser. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Public offering price (POP) performance reflects the maximum initial sales charge of 5.75% applicable to Class A shares. The applicable contingent deferred sales charge (CDSC) for Class B shares is 5% for 1 year and 2% for 5 years. The CDSC for Class C shares is 1% for 1 year.

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of widely held, large-capitalization U. S. stocks. Unlike mutual funds, indexes are not investments, do no incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------

                           SR&F GROWTH STOCK PORTFOLIO
================================================================================
                 PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1998
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                            Number        Market
Common Stocks (90.7%)                                    of Shares         Value
--------------------------------------------------------------------------------

Banks and Savings & Loans (2.9%)
NationsBank ........................................       400,000       $21,400

Business Services (4.2%)
Paychex ............................................       600,000        30,938

Computers and Computer Software (12.4%)
Cisco Systems (a) ..................................       600,000        37,087
Intel ..............................................       300,000        25,725
Microsoft (a) ......................................       250,000        27,516
                                                                         -------
                                                                          90,328
Consumer-Related (4.8%)
Gillette ...........................................       450,000        17,213
Procter & Gamble ...................................       250,000        17,734
                                                                         -------
                                                                          34,947
Distribution - Retail (6.5%)
Home Depot .........................................       600,000        23,700
Kohl's (a) .........................................       500,000        19,500
Walgreen Co. .......................................       100,000         4,406
                                                                         -------
                                                                          47,606
Electrical Equipment (3.1%)
General Electric ...................................       280,000        22,278

Financial Services (9.0%)
American Express ...................................       250,000        19,406
Fannie Mae .........................................       400,000        25,700
Household International ............................       550,000        20,625
                                                                         -------
                                                                          65,731
Food, Beverage and Tobacco (2.1%)
Coca-Cola ..........................................       270,000        15,559

Health Care (5.9%)
American Home Products .............................       450,000        23,569
Johnson & Johnson ..................................       250,000        19,562
                                                                         -------
                                                                          43,131

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                      SR&F Growth Stock Portfolio Continued
================================================================================

                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------

Insurance (5.7%)
American International Group .....................        300,000       $ 23,100
Travelers Group ..................................        500,000         18,750
                                                                        --------
                                                                          41,850
Leisure and Entertainment (5.1%)
Walt Disney ......................................        450,000         11,391
Time Warner ......................................        300,000         26,269
                                                                        --------
                                                                          37,660
Medical Supplies (3.2%)
Medtronic ........................................        400,000         23,150

Oil and Gas (1.7%)
Schlumberger Limited .............................        250,000         12,578

Pharmaceutical (10.0%)
Eli Lilly & Company ..............................        350,000         27,409
Merck & Company ..................................        150,000         19,434
Pfizer ...........................................        250,000         26,484
                                                                        --------
                                                                          73,327
Rubber, Plastic and Related (2.2%)
Illinois Tool Works ..............................        300,000         16,350

Telecommunications (11.9%)
LM Ericsson Telecommunications
   ADRs, class B .................................        800,000         14,700
Lucent Technologies ..............................        400,000         27,625
MCI WorldCom (a) .................................        550,000         26,881
Tellabs (a) ......................................        450,000         17,916
                                                                        --------
                                                                          87,122
                                                                        --------
Total Common Stocks (Cost $365,916) ..............                       663,955
                                                                        --------

                      SR&F Growth Stock Portfolio Continued
================================================================================

                                                         Principal        Market
Short-Term Obligations (9.4%)                               Amount         Value
--------------------------------------------------------------------------------

Commercial Paper (9.4%)
Associates Corp. of North America
   5.750% 10/1/98 .................................     $  38,635      $ 38,635
Safeway 5.750% 10/2/98 ............................        30,000        29,995
                                                                       --------
Total Short-Term Obligations (Cost $68,630) .......                      68,630
                                                                       --------
--------------------------------------------------------------------------------
Total Investments (100.1%)
(Cost $434,546) ...................................                     732,585

Other Assets, Less Liabilities (-0.1%) ............                      (1,042)
                                                                       --------
Total Net Assets (100.0%) .........................                    $731,543
                                                                       ========
--------------------------------------------------------------------------------

Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) At September 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $298,039, consisting of gross unrealized appreciation of $319,003 and gross unrealized depreciation of $20,964.

See accompanying Notes to Financial Statements.

                       STEIN ROE ADVISOR GROWTH STOCK FUND
================================================================================

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998
                (All amounts in thousands, except per-share data)

Assets

Investment in SR&F Growth Stock Portfolio, at value ..............    $ 115,787
Receivable for fund shares sold ..................................        1,459
Receivable from investment adviser ...............................           98
Other assets .....................................................           25
                                                                      ---------
   Total assets ..................................................      117,369
                                                                      ---------

Liabilities

Payable for fund shares redeemed .................................          302
Payable to distributor ...........................................           61
Payable to transfer agent ........................................           27
Other liabilities ................................................           70
                                                                      ---------
   Total liabilities .............................................          460
                                                                      ---------
   Net assets ....................................................    $ 116,909
                                                                      =========

Analysis of Net Assets

Paid-in capital ..................................................    $ 121,464
Net unrealized appreciation on investments .......................        2,374
Undistributed net investment income ..............................           --
Accumulated net realized loss on investments .....................       (6,929)
                                                                      ---------
   Net assets ....................................................    $ 116,909
                                                                      =========
Class A

Net asset value per share (based on net assets of $39,521 and
   3,345 shares issued and outstanding) ..........................    $   11.82
                                                                      =========
Maximum offering price per share (includes 5.75% initial
   sales charge) .................................................    $   12.54
                                                                      =========

Class B

Net asset value per share (based on net assets of $64,148 and
   5,463 shares issued and outstanding) ..........................    $   11.74
                                                                      =========

Class C

Net asset value per share (based on net assets of $10,472 and
   894 shares issued and outstanding) ............................    $   11.72
                                                                      =========

Class K

Net asset value per share (based on net assets of $2,768 and
   233 shares issued and outstanding) ............................    $   11.86
                                                                      =========

See accompanying Notes to Financial Statements.

                       STEIN ROE ADVISOR GROWTH STOCK FUND
================================================================================

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998
                           (All amounts in thousands)

Investment Income

Dividends allocated from SR&F Growth Stock Portfolio ..............     $   496
Interest allocated from SR&F Growth Stock Portfolio ...............         145
                                                                        -------
   Total income ...................................................         641
                                                                        -------

Expenses

12b-1 distribution and service fees ...............................         503
Expenses allocated from SR&F Growth Stock Portfolio ...............         431
Transfer agent fees ...............................................         169
SEC and state registration fees ...................................         126
Administrative fees ...............................................         107
Accounting fees ...................................................          26
Printing and postage ..............................................          18
Amortization of organization expenses .............................          15
Legal and audit fees ..............................................          15
Trustees' fees ....................................................           7
Other .............................................................          31
                                                                        -------
   Total expenses .................................................       1,448
Reimbursement of expenses by investment adviser ...................        (160)
                                                                        -------
   Net expenses ...................................................       1,288
                                                                        -------
   Net investment loss ............................................        (647)
                                                                        -------
Realized and Unrealized Gains (Losses) on Investments

Net realized losses on investments allocated from SR&F Growth
   Stock Portfolio ................................................      (6,921)
Net change in unrealized appreciation or depreciation on
   investments ....................................................       2,340
                                                                        -------
   Net losses on investments ......................................      (4,581)
                                                                        -------
Net Decrease in Net Assets Resulting from Operations ..............     $(5,228)
                                                                        =======

See accompanying Notes to Financial Statements.

                         SR&F ADVISOR GROWTH STOCK FUND
================================================================================

                       STATEMENTS OF CHANGES IN NET ASSETS
                    FOR THE YEAR ENDED SEPTEMBER 30, 1998 AND
                       THE PERIOD ENDED SEPTEMBER 30, 1997
                           (All amounts in thousands)

                                                            1998       1997 (a)
                                                         ---------    ---------
Operations

Net investment loss ......................................   $    (647)   $  --
Net realized losses on investments .......................      (6,921)      (8)
Net change in unrealized appreciation or depreciation
   on investments ........................................       2,340       34
                                                             ---------    -----
   Net increase (decrease) in net assets resulting
      from operations ....................................      (5,228)      26
                                                             ---------    -----

Share Transactions

Subscriptions to fund shares - Class A ...................      46,829       --
Redemptions of fund shares - Class A .....................      (6,434)      --
                                                             ---------    -----
                                                                40,395       --
                                                             ---------    -----
Subscriptions to fund shares - Class B ...................      71,665       --
Redemptions of fund shares - Class B .....................      (3,980)      --
                                                             ---------    -----
                                                                67,685       --
                                                             ---------    -----
Subscriptions to fund shares - Class C ...................      12,370       --
Redemptions of fund shares - Class C .....................      (1,334)      --
                                                             ---------    -----
                                                                11,036       --
                                                             ---------    -----
Subscriptions to fund shares - Class K ...................       3,500      260
Redemptions of fund shares - Class K .....................        (730)     (35)
                                                             ---------    -----
                                                                 2,770      225
                                                             ---------    -----
   Net increase from share transactions ..................     121,886      225
                                                             ---------    -----
   Net increase in net assets ............................     116,658      251

Total Net Assets

Beginning of period ......................................         251       --
                                                             ---------    -----
End of period ............................................   $ 116,909    $ 251
                                                             =========    =====

Undistributed Net Investment Income at End of Period .....   $      --    $  --
                                                             =========    =====

(a) From commencement of operations on February 14, 1997.

See accompanying Notes to Financial Statements.

                           SR&F GROWTH STOCK PORTFOLIO
================================================================================

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998
                           (All amounts in thousands)
Assets

Investments, at market value (cost $434,546) ......................     $732,585
Dividends receivable ..............................................          380
Cash ..............................................................            1
                                                                        --------
   Total assets ...................................................      732,966
                                                                        --------

Liabilities

Payable for investments purchased .................................          961
Payable to investment adviser .....................................          358
Other liabilities .................................................          104
                                                                        --------
   Total liabilities ..............................................        1,423
                                                                        --------
   Net assets applicable to investors' beneficial interest ........     $731,543
                                                                        ========

See accompanying Notes to Financial Statements.

                           SR&F GROWTH STOCK PORTFOLIO
================================================================================

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998
                           (All amounts in thousands)

Investment Income

Dividends ..........................................................   $  5,194
Interest ...........................................................      1,544
                                                                       --------
   Total investment income .........................................      6,738
                                                                       --------

Expenses

Management fees ....................................................      4,252
Accounting fees ....................................................         42
Trustees' fees .....................................................         24
Audit and legal fees ...............................................         19
Custodian fees .....................................................         10
Other ..............................................................        123
                                                                       --------
   Total expenses ..................................................      4,470
                                                                       --------
   Net investment income ...........................................      2,268
                                                                       --------

Realized and Unrealized Gains (Losses) on Investments

Net realized losses on investments .................................     (7,814)
Net change in unrealized appreciation or depreciation on
   investments .....................................................     32,197
                                                                       --------
   Net gains on investments ........................................     24,383
                                                                       --------
Net Increase in Net Assets Resulting from Operations ...............   $ 26,651
                                                                       ========

See accompanying Notes to Financial Statements.

                           SR&F GROWTH STOCK PORTFOLIO
================================================================================

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998
                     AND THE PERIOD ENDED SEPTEMBER 30, 1997
                           (All amounts in thousands)

                                                               1998    1997 (a)
                                                          ---------   ---------
Operations

Net investment income .................................   $   2,268   $   1,842
Net realized gains (losses) on investments ............      (7,814)     26,585
Net change in unrealized appreciation or depreciation
   on investments .....................................      32,197      53,294
                                                          ---------   ---------
   Net increase in net assets resulting from
      operations ......................................      26,651      81,721
                                                          ---------   ---------

Transactions in Investors' Beneficial Interest

Contributions .........................................     151,248     571,598
Withdrawals ...........................................     (54,727)    (44,948)
                                                          ---------   ---------
   Net increase from transactions in investors'
      beneficial interest .............................      96,521     526,650
                                                          ---------   ---------
   Net increase in net assets .........................     123,172     608,371

Total Net Assets

Beginning of period ...................................     608,371          --
                                                          ---------   ---------
End of period .........................................   $ 731,543   $ 608,371
                                                          =========   =========

(a) From commencement of operations on February 3, 1997.

See accompanying Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================
(All amounts in thousands)

Note 1. Organization

Stein Roe Advisor Growth Stock Fund (the "Fund") is a multi-class series of Stein Roe Advisor Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Stock Portfolio (the "Portfolio"), which seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that are believed to have long-term appreciation potential. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class K. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to a declining contingent deferred sales charge on redemptions made within six years after purchase; Class C shares are offered at net asset value and are subject to a contingent deferred sales charge on redemptions made within one year after purchase; and Class K shares are offered at net asset value only through certain intermediaries as disclosed in the prospectus. Class B shares automatically convert to Class A shares after approximately eight years. Class C and Class K shares do not convert. The Fund commenced offering Class A, Class B and Class C shares on October 15, 1997.

   The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. At commencement, Stein Roe Growth Stock Fund contributed $474,861 in securities and other assets in exchange for beneficial ownership of the Portfolio. At February 14, 1997, Stein Roe Advisor Growth Stock Fund contributed cash of $100. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At September 30, 1998, Stein Roe Growth Stock Fund and Stein Roe Advisor Growth Stock Fund owned 84.2 percent and 15.8 percent, respectively, of the Portfolio.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund and Portfolio. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Security Valuations

All securities are valued as of September 30, 1998, the last business day of the period. Securities traded on national securities exchanges are valued at the last reported sales price or, if there are

                     Notes to Financial Statements Continued
================================================================================

no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

Multi-Class Allocations

All income, expenses (other than transfer agent fees and 12b-1 distribution and services fees), realized and unrealized gains and losses are allocated to each class proportionately based on their net assets on a daily basis for purposes of determining the per-share net asset value of each class.

Federal Income Taxes

No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on their respective percentages of ownership.

   The Fund intends to utilize provisions of federal income tax law, which allow the Fund to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1998, the Fund had a capital loss carryforward of $6,929, which expires in 2005 and 2006.

Distribution to Shareholders

The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

Note 3. Trustees' Fees and Transactions with Affiliates

The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the

                     Notes to Financial Statements Continued
================================================================================

"Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and manager.

   The management fee for the Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fee for the Fund is computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, and
 .10 of 1 percent thereafter.

   The Adviser also provides fund accounting services. For the period ended September 30, 1998, the Fund and Portfolio incurred charges of $26 and $42, respectively.

   The Adviser has agreed to reimburse the Fund to the extent that its annual expenses exceed 1.40 percent of average daily net assets for Class A shares,
2.10 percent of average daily net assets for Class B and Class C shares, and
1.35 percent of average daily net assets for Class K shares through January 31, 2000, subject to earlier termination by the Adviser on 30 days notice.

   Shares of the Fund are distributed by Liberty Funds Distributor, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of Liberty. The trustees of the Trust have adopted a plan of distribution and service pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for the personal service and/or maintenance of shareholder accounts, the Distributor receives from the Fund a service fee at an annual rate not to exceed 0.25 percent of average daily net assets attributed to each class of shares other than Class K shares. The Plan also provides that, as compensation for expenses related to the promotion and distribution of Fund shares, the Distributor receives a distribution fee at an annual rate not to exceed 0.10 percent of average daily net assets attributed to Class A shares, and 0.75 percent of the average daily net assets attributed to each of its Class B and Class C shares. The Plan further provides that, as compensation for services and/or distribution, the Distributor receives a fee at an annual rate not to exceed 0.25 percent of the average daily net assets attributable to Class K shares. The Distributor currently limits the Class A annual distribution fee to 0.05 percent of average daily net assets, subject to termination at any time without shareholder approval. For the period ended September 30, 1998, the Fund incurred 12b-1 distribution and service charges of $85, $353, $62 and $3 for Class A, Class B, Class C and Class K shares, respectively.

   Transfer agent fees are paid to Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty. Prior to October 15, 1997, transfer agent fees were paid to SteinRoe Services Inc., a direct, wholly-owned subsidiary of Liberty. Transfer agent fees for Class A, Class B and Class C shares are computed an annual rate of 0.236 percent of average daily

                     Notes to Financial Statements Continued
================================================================================

net assets. Transfer agent fees for Class K shares are computed an annual rate of 0.30 percent of average daily net assets. For the period ended September 30, 1998, the Fund incurred transfer agent charges of $67, $83, $15 and $4 for Class A, Class B, Class C and Class K shares, respectively.

   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and the Portfolio for the year ended September 30, 1998, was $7 and $24, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Note 4. Short-Term Debt

To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the year ended September 30, 1998.

Note 5. Investment Transactions

The Portfolio's aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended September 30, 1998, were $327,934 and $269,847, respectively.

Note 6. Capital Share Transactions

The following table summarizes Fund share activity during the reporting period:

                                                               Period Ended
                                                              September 30,
Class A Shares                                                     1998 (a)
--------------                                                -------------
Subscriptions to fund shares                                          3,848
Redemptions of fund shares                                             (503)
                                                                      -----
    Net increase in fund shares                                       3,345
                                                                      =====

                                                               Period Ended
                                                              September 30,
Class B Shares                                                     1998 (a)
--------------                                                -------------
Subscriptions to fund shares                                          5,778
Redemptions of fund shares                                             (315)
                                                                      -----
  Net increase in fund shares                                         5,463
                                                                      =====

                                                               Period Ended
                                                              September 30,
Class C Shares                                                     1998 (a)
--------------                                                -------------
Subscriptions to fund shares                                            998
Redemptions of fund shares                                             (104)
                                                                      -----
  Net increase in fund shares                                           894
                                                                      =====

                                                     Year            Period
                                                    Ended             Ended
Class K                                         Sept. 30,         Sept. 30,
Shares                                               1998          1997 (b)
--------                                        ---------         ---------

Subscriptions to
  fund shares                                         268                25
                                                    -----             -----
Redemptions of
  fund shares                                         (57)               (3)
                                                    -----             -----
  Net increase in
    fund shares                                       211                22
                                                    =====             =====

(a) From commencement of multi-class offering on October 15, 1997.
(b) From commencement of operations on February 14, 1997.

                              FINANCIAL HIGHLIGHTS
================================================================================
                       Stein Roe Advisor Growth Stock Fund

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                              Period Ended
                                                              September 30,
Class A                                                            1998 (a)
                                                                  ---------
Net Asset Value, Beginning of Period.............................. $  11.59
                                                                   --------
Income From Investment Operations
   Net investment loss............................................    (0.04)
   Net realized and unrealized gains on investments...............     0.27
                                                                   --------
Net Asset Value, End of Period.................................... $  11.82
                                                                   ========

Ratio of net expenses to average net assets (b)...................     1.40%(d)
Ratio of net investment loss to average net assets (c)............    (0.50)%(d)
Total return (c)..................................................     1.98%
Net assets, end of period (000's).................................  $39,521

(a)   From commencement of multi-class offering on October 15, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.63 percent for the period ended September 30, 1998.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.
(d)   Annualized

                                                              Period Ended
                                                              September 30,
Class B                                                            1998 (a)
                                                                  ---------
Net Asset Value, Beginning of Period.............................. $  11.59
                                                                   --------
Income From Investment Operations
   Net investment loss............................................    (0.08)
   Net realized and unrealized gains on investments...............     0.23
                                                                   --------
Net Asset Value, End of Period.................................... $  11.74
                                                                   ========

Ratio of net expenses to average net assets (b)...................     2.10%(d)
Ratio of net investment loss to average net assets (c)............    (1.20)%(d)
Total return (c)..................................................     1.29%
Net assets, end of period (000's)................................. $ 64,148

(a)   From commencement of multi-class offering on October 15, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 2.31 percent for the period ended September 30, 1998.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.
(d)   Annualized

                         Financial Highlights Continued
================================================================================
                       Stein Roe Advisor Growth Stock Fund

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                              Period Ended
                                                              September 30,
Class C                                                            1998 (a)
                                                                  ---------
Net Asset Value, Beginning of Period.............................. $  11.59
                                                                   --------
Income From Investment Operations
   Net investment loss............................................    (0.08)
   Net realized and unrealized gains on investments...............     0.21
                                                                   --------
Net Asset Value, End of Period.................................... $  11.72
                                                                   ========

Ratio of net expenses to average net assets (b)...................     2.10%(d)
Ratio of net investment loss to average net assets (c)............    (1.21)%(d)
Total return (c)..................................................     1.12%
Net assets, end of period (000's)................................. $ 10,472

(a)   From commencement of multi-class offering on October 15, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 2.30 percent for the period ended September 30, 1998.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.
(d)   Annualized

                                                         Year Ended       Period Ended
                                                      September 30,      September 30,
Class K                                                        1998           1997 (a)
                                                           --------           --------
Net Asset Value, Beginning of Period....................    $ 11.26            $ 10.00
                                                            -------            -------
Income From Investment Operations
   Net investment loss..................................      (0.03)             (0.01)
   Net realized and unrealized gains on investments.....       0.63               1.27
                                                            -------            -------
Net Asset Value, End of Period..........................    $ 11.86            $ 11.26
                                                            =======            =======

Ratio of net expenses to average net assets (b).........       1.35%              1.35%(d)
Ratio of net investment loss to average net assets (c)..      (0.47%)            (0.22%)(d)
Total return (c)........................................       5.33%             12.60%
Net assets, end of period (000's).......................    $ 2,768            $   251

(a)   From commencement of operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 2.07 percent and 56.10 percent for the year ended September 30, 1998, and the period ended September 30, 1997, respectively.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.
(d)   Annualized

                         Financial Highlights Continued
================================================================================
                           SR&F Growth Stock Portfolio

                                                            Year Ended    Period Ended
                                                         September 30,   September 30,
                                                                  1998        1997 (b)
                                                           -----------     -----------
Ratio of net expenses to average net assets ............          0.61%       0.63%(a)
Ratio of net investment income to average net assets....          0.31%       0.52%(a)
Portfolio turnover rate.................................            39%         22%

(a)   Annualized
(b)   From commencement of operations on February 3, 1997.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

To the Board of Trustees and Shareholders of:

Stein Roe Advisor Growth
  Stock Fund
SR&F Growth Stock Portfolio

We have audited the accompanying statement of assets and liabilities of Stein Roe Advisor Growth Stock Fund and the accompanying statement of assets and liabilities, including the portfolio of investments, of SR&F Growth Stock Portfolio as of September 30, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the SR&F Growth Stock Portfolio included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe Advisor Growth Stock Fund and SR&F Growth Stock Portfolio at September 30, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

                                                               Chicago, Illinois
                                                                November 6, 1998

--------------------------------------------------------------------------------
                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Stein Roe Advisor Growth Stock fund is:
Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Stein Roe Advisor Growth Stock Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Stein Roe Advosor Growth Stock fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund, and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

*Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Stein Roe Advisor, Crabbe Huson and Newport Funds -- changed its name to Liberty Services, Inc.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 HOW TO REACH US
                               BY PHONE OR BY MAIL
BY TELEPHONE

Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information .......... press 1

For account information ........................................... press 2

To speak to a service representative .............................. press 3

For yield and total return information ............................ press 4

For duplicate statements or new supply of checks .................. press 5

To order duplicate tax forms and year-end statements .............. press 6
(February through May)

To review your options at any time during your call ............... press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722


--------------------------------------------------------------------------------

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

Transaction confirmations: Each time you make a purchase, sale or exchange, you recieve a confirmation statement within just a few days.

Quarterly Statements: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends.) This statement also provides year-to-date information.

Liberty funds Distributor Investor Opportunities: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

Tax Forms and Year-End Tax Guide: Easy-to-use forms and timely information are designed to make tax reporting simpler: (Usually mailed in January.)

Average Cost Basis Statements: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    TRUSTEES

THOMAS W. BUTCH
President, Mutual Fund Division and Director, Stein Roe & Farnham Incorporated

WILLIAM W. BOYD
Chairman and Director, Sterling Plumbing Group Inc.

LINDSAY COOK
Senior Vice President, Liberty Financial Companies, Inc.

DOUGLAS A. HACKER
Senior Vice President and Chief Financial Officer, United Airlines

JANET LANGFORD KELLY
Senior Vice President, Secretary and General Counsel, Sara Lee Corporation

CHARLES R. NELSON
Van Voorhis Professor of Political Economy, University of Washington

THOMAS C. THEOBALD
Managing Partner, William Blair Capital Partners

[LOGO] LIBERTY
       COLONIAL . CRABBE HUSON . NEWPORT . STEIN ROE ADVISOR
       Liberty Funds Distributor, Inc. (C)1998
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com          SG-02/109G-1098 (11/98) 98/1252

--------------------------------------------------------------------------------